UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2026

Blackstone Mortgage Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-14788	94-6181186
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue

New York, New York 10154

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 655-0220

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	BXMT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 26, 2026, Blackstone Mortgage Trust, Inc. (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”). A quorum was present at the Annual Meeting, as required by the Company’s Seventh Amended and Restated Bylaws. The immediately following charts set forth the number of votes cast for, against or withheld, as applicable, abstentions and the number of broker non-votes, with respect to each matter voted upon by the stockholders.

Proposal 1 – Election of Directors

The following nine individuals were elected to the Company’s Board of Directors to serve as directors until the next annual meeting of stockholders and until their successors have been duly elected and qualified.

	Votes For	Votes Withheld	Broker Non-Votes
Timothy S. Johnson	81,357,599	1,914,531	46,705,400
F. Austin Peña	80,885,896	2,386,234	46,705,400
Leonard W. Cotton	81,264,210	2,007,920	46,705,400
Jean Hsu	78,946,709	4,325,421	46,705,400
Nnenna Lynch	81,977,633	1,294,497	46,705,400
Michael B. Nash	81,466,149	1,805,981	46,705,400
Henry N. Nassau	80,273,188	2,998,942	46,705,400
Gilda Perez-Alvarado	82,048,111	1,224,019	46,705,400
Lynne B. Sagalyn	80,605,895	2,666,235	46,705,400

Proposal 2 – Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2026

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified.

Votes For	Votes Against	Votes Abstained
128,339,393	1,080,131	558,006

Proposal 3 – Advisory Vote on Executive Compensation: To Approve in a Non-binding, Advisory Vote, the Compensation Paid to Our Named Executive Officers

The stockholders approved, on a non-binding, advisory basis, the compensation paid to our named executive officers.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
77,361,597	5,326,768	583,765	46,705,400

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSTONE MORTGAGE TRUST, INC.
Date: June 26, 2026

	By:	/s/ Scott Mathias
	Name:	Scott Mathias
	Title:	Chief Compliance Officer and Secretary